EXHIBIT 99.4

UNIROYAL ENGINEERED PRODUCTS, LLC

UNAUDITED CONDENSED FINANCIAL STATEMENTS

For the Six Months Ended June 29, 2014 and June 30, 2013

UNIROYAL ENGINEERED PRODUCTS, LLC

BALANCE SHEETS

As of June 29, 2014 and June 30, 2013

(Unaudited)

	June 29, 2014	June 30, 2013
CURRENT ASSETS
Cash and cash equivalents	$9,415	$37,064
Marketable Securities	247,922	27,131
Accounts receivable, net	7,415,458	7,346,739
Inventories, net	10,142,625	11,012,108
Other current assets	180,720	172,302
Related party receivable	102,934	1,332,616
Total Current Assets	18,099,074	19,927,960

PROPERTY AND EQUIPMENT	6,813,850	6,324,078

OTHER ASSETS
Intangible assets	1,336,033	1,293,834
Goodwill	1,079,175	1,079,175
Other long-term assets	727,063	749,495
Total Other Assets	3,142,271	3,122,504

TOTAL ASSETS	$28,055,195	$29,374,542

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Checks issued in excess of bank balance	$355,319	$717,426
Line of credit	8,187,123	10,014,368
Current maturities of long-term debt	453,379	808,508
Current maturities of capital lease obligations	—	97,496
Accounts payable	4,211,122	4,770,246
Accrued expenses	1,291,072	1,253,764
Current portion of postretirement benefit liability - health and life	131,714	128,291
Total Current Liabilities	14,629,729	17,790,099

LONG-TERM LIABILITIES
Long-term debt	1,238,942	1,673,847
Related party lease financing obligations	2,017,901	—
Long-term debt to related parties	2,000,000	2,000,000
Postretirement benefit liability - health and life	2,345,748	2,656,202
Postemployment benefit liability - severance	74,549	112,795
Other long-term liabilities	26,992	91,446
Total Long-Term Liabilities	7,704,132	6,534,290
Total Liabilities	22,333,861	24,324,389

(Continued)

See accompanying notes to financial statements

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UNIROYAL ENGINEERED PRODUCTS, LLC

BALANCE SHEETS

As of June 29, 2014 and June 30, 2013

(Unaudited)

	June 29, 2014	June 30, 2013

STOCKHOLDERS' EQUITY
Common Stock	552,750	548,875
Additional Paid In Capital	528,000	528,000
Retained Earnings	3,354,479	2,523,279
Accumulated Other Comprehensive Income	1,286,105	1,449,998
Total Stockholders' Equity	5,721,334	5,050,152

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$28,055,195	$29,374,541

See accompanying notes to financial statements

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UNIROYAL ENGINEERED PRODUCTS, LLC

STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

For the Six Months Ended June 29, 2014 and June 30, 2013

(Unaudited)

	June 29, 2014	June 30, 2013

NET SALES	$26,240,735	$27,957,088

COST OF GOODS SOLD	20,611,178	22,216,143

Gross Profit	5,629,557	5,740,945

OPERATING EXPENSES	3,672,464	2,988,277

Operating Income	1,957,093	2,752,668

OTHER INCOME (EXPENSE)
Interest and other debt related expense	(511,012)	(413,278)
Other income	30,053	9,920
Net Other Expense	(480,959)	(403,358)

NET INCOME	1,476,134	2,349,310

OTHER COMPREHENSIVE INCOME (LOSS)
Minimum benefit liability adjustment	(294,948)	(255,876)
Unrealized gain (loss) on effective hedge
Reclassification of amounts to earnings	33,143	31,739
Unrealized loss for the year	(1,561)	(1,903)

COMPREHENSIVE INCOME	$1,212,768	$2,123,270

See accompanying notes to financial statements

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UNIROYAL ENGINEERED PRODUCTS, LLC

STATEMENTS OF CASH FLOWS

For the Six Months Ended June 29, 2014 and June 30, 2013

(Unaudited)

	June 29, 2014	June 30, 2013

CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$1,476,134	$2,349,310
Adjustments to reconcile net income to net cash flows from operating activities
Depreciation	322,944	596,170
Amortization of intangible assets	30,233	29,850
Loss on disposal of property and equipment	—	1,532
Noncash postemployment health and life benefit	(294,948)	(255,876)
Amortization of original issue note discount	—	26,400
Changes in assets and liabilities
Accounts receivable	(734,725)	(1,070,897)
Inventories	344,679	(573,571)
Other current assets	(7,701)	(28,232)
Other long-term assets	(249)	—
Related party receivable	(60,459)	(1,157,616)
Accounts payable	(23,835)	664,930
Accrued expenses	188,012	1,437
Postretirement benefit liability - health and life	(13,148)	(20,459)
Postemployment benefit liability - severance	(23,921)	—
Other long-term liabilities	(2,993)	(2,813)
Net Cash Flows from Operating Activities	1,200,023	560,165

CASH FLOWS FROM INVESTING ACTIVITIES
Capital expenditures	(418,783)	(80,048)
Purchase of marketable securities	(138,714)	(27,131)
Net Cash Flows from Investing Activities	(557,497)	(107,179)

CASH FLOWS FROM FINANCING ACTIVITIES
Checks issued in excess of bank balance	(267,271)	(164,550)
Net payments on line of credit	222,176	357,348
Payments on long-term debt	(91,790)	(254,169)
Proceeds from issuance of long-term debt	(100,000)	—
Payments on capital lease obligations	(47,555)	(44,557)
Net payments on life insurance policies	(154,990)	(120,858)
Proceeds from issuance of Class B units	—	3,875
Distributions to members	(213,002)	(256,770)
Net Cash Flows from Financing Activities	(652,432)	(479,681)

Net Change in Cash and Cash Equivalents	(9,906)	(26,695)
CASH AND CASH EQUIVALENTS - Beginning of Year	19,321	63,759

CASH AND CASH EQUIVALENTS - END OF YEAR	$9,415	$37,064

For noncash transactions and supplemental disclosure of cash flow information see Note 2.

See accompanying notes to financial statements

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UNIROYAL ENGINEERED PRODUCTS, LLC

NOTES TO FINANCIAL STATEMENTS
As of and for the Six Months Ended June 29, 2014 and June 30, 2013

NOTE 1 – Basis of Presentation

The interim Condensed Financial Statements of Uniroyal Engineered Products, LLC (the “Company”) are unaudited and should be read in conjunction with the Company’s audited financial statements and notes thereto for the year ended December 29, 2013 and December 30, 2012.

The company's fiscal year is a 52/53 week year depending on the nearest Sunday to December 31. The years ended December 29, 2013 and December 30, 2012 were 52 week years.

In the opinion of the Company, all adjustments necessary for a fair presentation of such Condensed Financial Statements have been included. Such adjustments consist only of normal recurring items. Interim results are not necessarily indicative of results for a full year. The interim Condensed Financial Statements and notes thereto do not contain certain information included in the Company’s annual Financial Statements and notes thereto.

NOTE 2 – Noncash Transaction and Supplemental Disclosure of Cash Flow Information

During 2013, the company advanced a member $1,157,616 for 2013 tax distributions during the six month period ending June 30, 2013. This amount is included in related party receivables on the accompanying 2013 balance sheets. This receivable was settled in full prior to December 31, 2013.

	June 29, 2014	June 30, 2013

Supplemental disclosure of approximate cash paid for:
Interest	$467,916	$358,821

NOTE 3 – Inventories

Inventories consist of the following as of June 29, 2014 and June 30, 2013:

	June 29, 2014	June 30, 2013

Raw Materials	$2,777,244	$3,047,338
Work-in Process	1,818,808	1,633,436
Finished Goods	6,300,280	6,990,792
	10,896,332	11,671,566
Less: Allowance for inventory obsolescence	(753,707)	(659,458)

Total Inventories	$10,142,625	$11,012,108

NOTE 4 – Subsequent Event

On November 10, 2014, the Company was acquired by Invisa, Inc. (“Invisa”) in a stock transaction that included the acquisition of Engineered Products Acquisition Limited (”EPAL”) the holding company for Wardle Storeys (Group) Limited (“Wardle Storeys”), a European manufacturer of textured coatings and polymer films.

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UNIROYAL ENGINEERED PRODUCTS, LLC

NOTES TO FINANCIAL STATEMENTS
As of and for the Six Months Ended June 29, 2014 and June 30, 2013

Invisa made the acquisitions of the Company through its newly formed subsidiary, UEP Holdings, LLC (“UEPH”). The aggregate purchase consideration paid for 100% of the outstanding equity of Uniroyal was preferred ownership interests issued by UEPH having an aggregate face value of $35 million. Invisa purchased EPAL for 100 shares of Invisa’s common stock and Invisa’s guaranty of outstanding EPAL preferred stock retained by the seller having a liquidation preference of £12,518,240 (approximately $20 million). Management of the acquired entities was not altered in the acquisition.

As explained in the Initial 8-K Mr. Howard R. Curd beneficially owned all of Invisa’s outstanding shares of Series A preferred stock and Series B preferred stock; a substantial portion of Invisa’s outstanding Series C Preferred; and approximately 6.8 million shares of Invisa common stock. As a result of this beneficial ownership, Mr. Curd controls in excess of 80% of Invisa voting rights in all matters to come before the Invisa shareholders. Mr. Curd also owned all of the issued and outstanding capital stock of EPAL and a majority of the limited liability company interests of the Company and was a controlling person of the Company and Wardle Storeys before the acquisitions. As a result of this common ownership and as required by current accounting pronouncements, the transaction is treated as a combination between entities under common control and is accounted for in a manner similar to the pooling-of-interest method. The recognized assets and liabilities are transferred at their carrying amounts at the date of the transaction. Further, the companies will be combined retrospectively for prior year comparative information to the extent permitted.

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